UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 8, 2010

KIT DIGITAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34437	11-3447894
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

168 Fifth Avenue, Suite 302
New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: +1 (212) 661-4111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR240.13e-4(c))

CURRENT REPORT ON FORM 8-K

KIT digital, Inc.

November 8, 2010

Item 2.02.	Results of Operations and Financial Condition.

The information contained in the press release issued by KIT digital, Inc. on November 8, 2010, reporting preliminary third quarter 2010 results, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.  The information in this current report (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

KIT digital Forward-Looking Statement

The press release contains certain "forward-looking statements" related to the business of KIT digital, Inc., which can be identified by the use of forward-looking terminology such as "believes," "expects," “plans” or similar expressions. Statements in the press release that are forward-looking include, but are not limited to, statements that the company’s revenue for the third quarter of 2010 is expected to increase to in excess of  $27.0 million (or 147% over the same year-ago quarter), and that operating EBITDA (a non-GAAP metric used by the company as a proxy for operating cash-flow) is to total approximately $4.4 million, and guidance with respect to fiscal 2010 revenue and operating EBITDA and fiscal 2011 organic revenue and EBITDA margin, as well as comments made by Kaleil Isaza Tuzman in particular that the company plans to extend its industry leadership position to more than 50% over the next 12 to 18 months by complementing strong organic growth with highly selective, accretive acquisitions. Such forward-looking statements involve known and unknown risks and uncertainties, including uncertainties relating to product development and commercialization, the ability to obtain or maintain patent and other proprietary intellectual property protection, market acceptance, future capital requirements, regulatory actions or delays, competition in general and other factors that may cause actual results to be materially different from those described therein as anticipated, believed, estimated or expected. Certain of these risks and uncertainties are or will be described in greater detail in our public filings with the U.S. Securities and Exchange Commission. KIT digital is not under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise, unless required by U.S. federal securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of KIT digital, Inc. issued on November 8, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIT DIGITAL, INC.

Date: November 9, 2010	By:	/s/ Kaleil Isaza Tuzman
Kaleil Isaza Tuzman
Chairman and Chief Executive Officer